EXHIBIT 99.1

Program: Washington Mutual Mortgage Securities Corp., aggregator of pools of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards).

Aggregate Delinquency, Loss and Foreclosure Experience by Vintage Year

Series Designation for Prior Securitied Pool:	2006		2005		2004		2003		2002

	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of
	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans

10/01/2006-12/31/2006
Total Mortgage Loans at Beginning of Period	44,748	$14,137,805,771.87	27,207	$6,684,547,870.62	7,140	$1,748,273,207.78	3,216	$903,293,004.52	678	$162,777,935.61
Total Mortgage Loans at End of Period	51,740	$16,735,769,921.82	26,038	$6,358,808,860.31	6,775	$1,659,696,787.21	2,995	$839,480,876.50	635	$150,867,800.46
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days	2,127	$712,142,531.85	702	$158,640,254.66	146	$34,073,032.87	85	$21,871,427.44	18	$3,952,172.27
60-89 Days	385	$127,275,671.36	156	$37,391,017.02	24	$5,119,457.58	19	$5,400,049.09	5	$1,134,127.94
90-119 Days	166	$57,840,971.18	60	$15,626,930.78	17	$2,616,474.16	4	$844,604.78	6	$1,007,497.19
120 Days or More	33	$9,727,169.97	37	$8,745,162.16	9	$1,874,607.58	11	$3,103,791.37	3	$620,194.82
Total Delinquent Mortgage Loans at End of Period	2,711	$906,986,344.36	955	$220,403,364.62	196	$43,683,572.19	119	$31,219,872.68	32	$6,713,992.22
Delinquency Rate (2)	5.24%	5.42%	3.67%	3.47%	2.89%	2.63%	3.97%	3.72%	5.04%	4.45%
Foreclosure at End of Period (3)	210	$68,614,514.91	110	$23,203,294.55	33	$7,842,130.87	18	$5,774,385.04	10	$1,199,200.28
Foreclosure Ratio (4)	0.41%	0.41%	0.42%	0.36%	0.49%	0.47%	0.60%	0.69%	1.57%	0.79%
REO at End of Period (3)	37	$8,606,055.79	46	$7,849,001.56	21	$2,836,221.19	7	$1,959,620.77	5	$416,416.84
REO Ratio (4)	0.07%	0.05%	0.18%	0.12%	0.31%	0.17%	0.23%	0.23%	0.79%	0.28%
Aggregate Gross Losses (5)		$243,305.51		$2,465,645.18		$3,712,278.03		$2,538,650.01		$1,244,012.56
Aggregate Subsequent Recoveries/Losses (6)		$1,489.37		$8,940.90		($242,495.00)		($784,790.48)		($382.12)
Aggregate Net Losses (7)		$244,794.88		$2,474,586.08		$3,469,783.03		$1,753,859.53		$1,243,630.44
Average Net Loss (8)		$40,799.15		$33,898.44		$43,372.29		$40,787.43		$69,090.58
Aggregate Net Loss Ratio (9)		0.00%		0.01%		0.00%		0.04%		0.04%
Cumulative Aggregate Net Loss Ratio (10)		0.00%		0.02%		0.07%		0.04%		0.04%
Prepayment Ratio (11)		4.70%		4.60%		4.74%		6.52%		6.64%
Cumulative Prepayment Ratio (12)		6.32%		15.41%		36.89%		65.46%		49.35%

07/01/2006-09/30/2006
Total Mortgage Loans at Beginning of Period	29,275	$9,128,548,687.15	28,358	$7,000,371,491.22	7,502	$1,837,593,290.76	3,484	$988,806,270.41	706	$171,542,062.16
Total Mortgage Loans at End of Period	44,748	$14,137,805,771.87	27,207	$6,684,547,870.62	7,140	$1,748,273,207.78	3,216	$903,293,004.52	678	$162,777,935.61
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days	1,507	$480,099,339.84	629	$148,386,667.80	153	$33,071,094.89	81	$20,762,442.12	22	$4,149,718.53
60-89 Days	247	$79,494,723.12	133	$28,438,115.65	27	$5,701,643.02	20	$4,862,361.76	11	$1,773,716.76
90-119 Days	102	$29,736,684.02	49	$10,439,242.16	18	$4,370,787.43	8	$2,366,917.96	1	$80,773.80
120 Days or More	15	$5,969,722.59	20	$4,607,397.31	8	$1,236,920.94	11	$3,526,443.03	5	$697,919.78
Total Delinquent Mortgage Loans at End of Period	1,871	$595,300,469.57	831	$191,871,422.92	206	$44,380,446.28	120	$31,518,164.87	39	$6,702,128.87
Delinquency Rate (2)	4.18%	4.21%	3.05%	2.87%	2.89%	2.54%	3.73%	3.49%	5.75%	4.12%
Foreclosure at End of Period (3)	92	$28,120,173.80	87	$15,816,164.40	33	$8,707,315.27	17	$4,542,756.55	7	$995,702.08
Foreclosure Ratio (4)	0.21%	0.20%	0.32%	0.24%	0.46%	0.50%	0.53%	0.50%	1.03%	0.61%
REO at End of Period (3)	15	$2,277,663.02	42	$6,315,135.60	21	$2,293,588.83	12	$2,912,184.30	4	$390,287.24
REO Ratio (4)	0.03%	0.02%	0.15%	0.09%	0.29%	0.13%	0.37%	0.32%	0.59%	0.24%
Aggregate Gross Losses (5)		$208,998.41		$2,076,867.02		$3,690,429.39		$2,159,615.59		$1,174,551.26
Aggregate Subsequent Recoveries/Losses (6)		$1,489.37		($3,055.86)		($242,495.00)		($784,790.48)		($382.12)
Aggregate Net Losses (7)		$210,487.78		$2,073,811.16		$3,447,934.39		$1,374,825.11		$1,174,169.14
Average Net Loss (8)		$42,097.56		$34,563.52		$45,367.56		$39,280.72		$69,068.77
Aggregate Net Loss Ratio (9)		0.00%		0.00%		0.01%		0.04%		0.00%
Cumulative Aggregate Net Loss Ratio (10)		0.00%		0.02%		0.07%		0.03%		0.04%
Prepayment Ratio (11)		5.90%		4.34%		4.39%		8.26%		5.65%
Cumulative Prepayment Ratio (12)		4.39%		12.57%		35.22%		64.18%		48.98%

04/01/2006-06/30/2006
Total Mortgage Loans at Beginning of Period	14,942	$4,384,434,587.73	29,766	$7,345,545,352.28	7,956	$1,950,482,895.50	3,862	$1,089,486,704.40	750	$181,427,496.55
Total Mortgage Loans at End of Period	29,275	$9,128,548,687.15	28,358	$7,000,371,491.22	7,502	$1,837,593,290.76	3,484	$988,806,270.41	706	$171,542,062.16
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days	866	$252,942,356.86	496	$109,885,540.78	128	$27,488,632.55	78	$22,338,333.39	17	$3,042,800.27
60-89 Days	109	$35,203,578.63	80	$14,928,037.39	33	$7,954,779.22	14	$3,164,586.22	2	$610,555.76
90-119 Days	21	$6,858,265.41	37	$8,501,434.44	16	$2,579,002.59	8	$2,045,565.82	1	$64,570.79
120 Days or More	6	$2,516,072.99	14	$2,415,020.16	4	$935,513.53	3	$1,075,953.63	5	$243,232.70
Total Delinquent Mortgage Loans at End of Period	1,002	$297,520,273.89	627	$135,730,032.77	181	$38,957,927.89	103	$28,624,439.06	25	$3,961,159.52
Delinquency Rate (2)	3.42%	3.26%	2.21%	1.94%	2.41%	2.12%	2.96%	2.89%	3.54%	2.31%
Foreclosure at End of Period (3)	20	$4,535,781.22	70	$13,816,153.25	34	$6,045,712.49	19	$5,771,778.48	12	$2,847,669.70
Foreclosure Ratio (4)	0.07%	0.05%	0.25%	0.20%	0.45%	0.33%	0.55%	0.58%	1.70%	1.66%
REO at End of Period (3)	6	$324,104.66	28	$4,321,378.06	22	$3,101,338.83	18	$4,636,259.99	3	$287,227.60
REO Ratio (4)	0.02%	0.00%	0.10%	0.06%	0.29%	0.17%	0.52%	0.47%	0.42%	0.17%
Aggregate Gross Losses (5)		$136,408.43		$1,865,442.23		$3,435,850.81		$1,748,284.73		$1,174,551.26
Aggregate Subsequent Recoveries/Losses (6)		$1,489.37		($3,109.27)		($242,495.00)		($784,790.48)		($382.12)
Aggregate Net Losses (7)		$137,897.80		$1,862,332.96		$3,193,355.81		$963,494.25		$1,174,169.14
Average Net Loss (8)		$45,965.93		$35,814.10		$46,961.11		$33,223.94		$69,068.77
Aggregate Net Loss Ratio (9)		0.00%		0.00%		0.01%		0.02%		0.00%
Cumulative Aggregate Net Loss Ratio (10)		0.00%		0.02%		0.07%		0.02%		0.04%
Prepayment Ratio (11)		5.38%		4.14%		5.33%		8.72%		5.06%
Cumulative Prepayment Ratio (12)		2.50%		10.67%		34.69%		62.84%		49.52%

01/01/2006-03/31/2006
Total Mortgage Loans at Beginning of Period	18,182	$5,016,006,467.55	35,150	$8,514,436,027.67	8,417	$2,070,444,990.55	4,169	$1,189,726,675.37	802	$192,284,316.88
Total Mortgage Loans at End of Period	14,942	$4,384,434,587.73	29,766	$7,345,545,352.28	7,956	$1,950,482,895.50	3,862	$1,089,486,704.40	750	$181,427,496.55
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days	195	$50,167,676.56	461	$104,102,792.77	126	$25,918,656.03	61	$14,153,473.19	14	$2,721,991.01
60-89 Days	20	$3,540,367.99	96	$19,316,415.03	34	$7,475,889.24	13	$3,037,599.47	5	$1,308,648.03
90-119 Days	1	$239,004.09	38	$5,623,762.16	14	$1,847,727.85	10	$2,028,955.83	1	$237,634.60
120 Days or More	2	$362,484.73	23	$3,920,601.42	10	$2,741,877.63	6	$1,478,004.03	5	$244,768.37
Total Delinquent Mortgage Loans at End of Period	218	$54,309,533.37	618	$132,963,571.38	184	$37,984,150.75	90	$20,698,032.52	25	$4,513,042.01
Delinquency Rate (2)	1.46%	1.24%	2.08%	1.81%	2.31%	1.95%	2.33%	1.90%	3.33%	2.49%
Foreclosure at End of Period (3)	12	$967,637.76	63	$12,360,255.29	28	$6,250,984.12	23	$6,823,491.69	8	$1,547,987.57
Foreclosure Ratio (4)	0.08%	0.02%	0.21%	0.17%	0.35%	0.32%	0.60%	0.63%	1.07%	0.85%
REO at End of Period (3)	4	$238,619.50	16	$2,387,853.91	17	$2,345,830.26	16	$3,947,420.50	2	$200,683.47
REO Ratio (4)	0.03%	0.01%	0.05%	0.03%	0.21%	0.12%	0.41%	0.36%	0.27%	0.11%
Aggregate Gross Losses (5)		$118,137.01		$1,691,072.98		$3,285,035.75		$1,524,912.54		$1,174,551.26
Aggregate Subsequent Recoveries/Losses (6)		$0.00		($3,109.27)		($242,495.00)		($784,790.48)		($382.12)
Aggregate Net Losses (7)		$118,137.01		$1,687,963.71		$3,042,540.75		$740,122.06		$1,174,169.14
Average Net Loss (8)		$59,068.51		$37,510.30		$50,709.01		$30,838.42		$69,068.77
Aggregate Net Loss Ratio (9)		0.00%		0.00%		0.00%		0.01%		0.02%
Cumulative Aggregate Net Loss Ratio (10)		0.00%		0.02%		0.06%		0.02%		0.04%
Prepayment Ratio (11)		0.95%		3.47%		5.20%		8.01%		4.87%
Cumulative Prepayment Ratio (12)		0.99%		7.85%		32.47%		60.70%		49.20%

10/01/2005-12/31/2005
Total Mortgage Loans at Beginning of Period			29,762	$6,644,604,326.00	8,991	$2,217,089,151.64	4,567	$1,317,686,311.86	890	$216,454,324.01
Total Mortgage Loans at End of Period			35,150	$8,514,436,027.67	8,417	$2,070,444,990.55	4,169	$1,189,726,675.37	802	$192,284,316.88
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days			749	$176,501,756.48	154	$32,846,864.97	79	$21,841,431.11	19	$3,613,035.91
60-89 Days			118	$20,557,658.94	42	$7,551,189.65	25	$4,728,878.92	11	$1,623,044.50
90-119 Days			51	$8,640,204.69	14	$4,003,797.73	6	$1,170,254.14	3	$654,361.83
120 Days or More			33	$4,435,897.97	16	$3,359,058.10	8	$3,101,819.69	8	$972,866.28
Total Delinquent Mortgage Loans at End of Period			951	$210,135,518.08	226	$47,760,910.45	118	$30,842,383.86	41	$6,863,308.52
Delinquency Rate (2)			2.71%	2.47%	2.69%	2.31%	2.83%	2.59%	5.11%	3.57%
Foreclosure at End of Period (3)			58	$7,596,772.93	33	$7,624,480.92	22	$5,626,169.50	9	$1,659,478.81
Foreclosure Ratio (4)			0.17%	0.09%	0.39%	0.37%	0.53%	0.47%	1.12%	0.86%
REO at End of Period (3)			9	$1,375,001.11	9	$1,162,249.45	17	$4,197,004.12	2	$192,464.27
REO Ratio (4)			0.03%	0.02%	0.11%	0.06%	0.41%	0.35%	0.25%	0.10%
Aggregate Gross Losses (5)				$1,665,921.80		$3,277,835.98		$1,291,629.58		$1,138,366.05
Aggregate Subsequent Recoveries/Losses (6)				$1,662,616.69		$3,035,340.98		$570,023.09		$1,137,983.93
Aggregate Net Losses (7)
Average Net Loss (8)				$39,586.11		$53,251.60		$31,667.95		$71,124.00
Aggregate Net Loss Ratio (9)				0.01%		0.02%		0.03%		0.07%
Cumulative Aggregate Net Loss Ratio (10)				0.02%		0.06%		0.01%		0.04%
Prepayment Ratio (11)				3.52%		6.17%		9.36%		10.26%
Cumulative Prepayment Ratio (12)				5.12%		30.19%		58.56%		48.87%

07/01/2005-09/30/2005
Total Mortgage Loans at Beginning of Period			21,058	$4,433,158,095.29	9,823	$2,438,522,626.79	5,142	$1,494,141,906.72	985	$242,113,501.48
Total Mortgage Loans at End of Period			25,836	$5,589,570,641.75	8,992	$2,217,084,159.01	4,567	$1,317,686,311.86	890	$216,454,324.01
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days			607	$120,823,091.25	166	$36,074,232.33	73	$16,988,776.04	29	$4,946,578.24
60-89 Days			100	$16,673,917.59	44	$9,069,941.89	17	$4,016,357.18	20	$2,369,584.15
90-119 Days			16	$2,681,510.96	15	$3,998,738.79	11	$2,477,680.17	3	$583,818.76
120 Days or More			29	$4,680,188.42	3	$441,350.26	6	$1,674,078.24	1	$232,950.17
Total Delinquent Mortgage Loans at End of Period			752	$144,858,708.22	228	$49,584,263.27	107	$25,156,891.63	53	$8,132,931.32
Delinquency Rate (2)			2.91%	2.59%	2.54%	2.24%	2.34%	1.91%	5.96%	3.76%
Foreclosure at End of Period (3)			27	$3,365,506.87	28	$5,028,074.46	29	$9,474,434.02	13	$3,124,606.97
Foreclosure Ratio (4)			0.10%	0.06%	0.31%	0.23%	0.63%	0.72%	1.46%	1.44%
REO at End of Period (3)			13	$1,740,208.62	10	$1,981,575.88	14	$3,182,687.51	4	$920,629.23
REO Ratio (4)			0.05%	0.03%	0.11%	0.09%	0.31%	0.24%	0.45%	0.43%
Aggregate Gross Losses (5)				$1,243,656.54		$2,840,621.74		$887,701.35		$982,711.13
Aggregate Subsequent Recoveries/Losses (6)				$1,239,990.84		$2,609,886.93		$387,896.74		$982,329.01
Aggregate Net Losses (7)
Average Net Loss (8)				$38,749.71		$51,174.25		$25,859.78		$75,563.77
Aggregate Net Loss Ratio (9)				0.02%		0.01%		0.00%		0.05%
Cumulative Aggregate Net Loss Ratio (10)				0.02%		0.06%		0.01%		0.03%
Prepayment Ratio (11)				4.42%		8.55%		11.56%		9.69%
Cumulative Prepayment Ratio (12)				4.86%		27.27%		55.78%		48.10%

04/01/2005-06/30/2005
Total Mortgage Loans at Beginning of Period			11,490	$2,234,482,918.89	10,714	$2,679,542,920.34	5,787	$1,691,282,331.71	1,088	$271,929,630.48
Total Mortgage Loans at End of Period			19,086	$3,869,218,255.79	9,824	$2,439,024,291.57	5,142	$1,494,141,906.72	985	$242,113,501.48
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days			436	$86,220,192.39	165	$42,816,833.08	76	$20,638,502.11	31	$5,329,337.97
60-89 Days			79	$12,393,627.60	38	$5,314,704.38	33	$8,719,494.88	8	$2,041,226.86
90-119 Days			21	$2,397,060.96	12	$3,076,784.68	9	$2,068,368.10	3	$457,285.82
120 Days or More			5	$450,685.24	8	$1,537,663.97	8	$1,810,532.27	1	$94,442.10
Total Delinquent Mortgage Loans at End of Period			541	$101,461,566.19	223	$52,745,986.11	126	$33,236,897.36	43	$7,922,292.75
Delinquency Rate (2)			2.83%	2.62%	2.27%	2.16%	2.45%	2.22%	4.37%	3.27%
Foreclosure at End of Period (3)			52	$7,116,568.98	24	$5,243,280.62	23	$8,045,211.40	10	$3,525,319.86
Foreclosure Ratio (4)			0.27%	0.18%	0.24%	0.21%	0.45%	0.54%	1.02%	1.46%
REO at End of Period (3)			27	$4,627,303.64	14	$2,602,793.99	8	$2,309,155.44	7	$1,817,455.46
REO Ratio (4)			0.14%	0.12%	0.14%	0.11%	0.16%	0.15%	0.71%	0.75%
Aggregate Gross Losses (5)				$518,979.67		$2,583,332.58		$873,561.96		$869,032.30
Aggregate Subsequent Recoveries/Losses (6)				$514,839.44		$2,352,504.48		$435,228.20		$868,650.18
Aggregate Net Losses (7)
Average Net Loss (8)				$25,741.97		$56,012.01		$29,015.21		$78,968.20
Aggregate Net Loss Ratio (9)				0.02%		0.03%		0.00%		0.07%
Cumulative Aggregate Net Loss Ratio (10)				0.01%		0.05%		0.01%		0.03%
Prepayment Ratio (11)				4.57%		8.30%		11.35%		10.06%
Cumulative Prepayment Ratio (12)				2.89%		22.81%		51.90%		47.29%

01/01/2005-03/31/2005
Total Mortgage Loans at Beginning of Period			1,490	$290,715,815.25	11,628	$2,932,318,626.61	6,427	$1,891,910,681.46	1,208	$307,521,181.93
Total Mortgage Loans at End of Period			7,507	$1,434,288,703.27	10,715	$2,679,616,836.32	5,787	$1,691,282,331.71	1,088	$271,929,630.48
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days			177	$29,673,588.82	203	$43,006,253.46	85	$19,482,527.48	34	$5,651,313.41
60-89 Days			14	$2,713,466.41	34	$6,339,718.24	14	$3,581,105.21	8	$1,495,641.59
90-119 Days			10	$1,537,132.10	7	$1,136,760.49	16	$5,326,265.97	3	$539,201.15
120 Days or More			5	$496,286.69	6	$1,804,195.55	5	$1,714,327.70	0	$0.00
Total Delinquent Mortgage Loans at End of Period			206	$34,420,474.02	250	$52,286,927.74	120	$30,104,226.36	45	$7,686,156.15
Delinquency Rate (2)			2.74%	2.40%	2.33%	1.95%	2.07%	1.78%	4.14%	2.83%
Foreclosure at End of Period (3)			53	$7,106,904.55	57	$10,790,103.56	27	$7,090,786.67	10	$3,532,268.86
Foreclosure Ratio (4)			0.71%	0.50%	0.53%	0.40%	0.47%	0.42%	0.92%	1.30%
REO at End of Period (3)			14	$1,987,356.18	15	$2,169,907.73	8	$1,893,806.04	10	$2,406,396.02
REO Ratio (4)			0.19%	0.14%	0.14%	0.08%	0.14%	0.11%	0.92%	0.88%
Aggregate Gross Losses (5)				$163,897.14		$1,836,794.01		$827,494.42		$685,205.92
Aggregate Subsequent Recoveries/Losses (6)				$163,897.14		$1,718,645.25		$389,160.66		$684,823.80
Aggregate Net Losses (7)
Average Net Loss (8)				$32,779.43		$50,548.39		$32,430.06		$76,091.53
Aggregate Net Loss Ratio (9)				0.06%		0.02%		0.00%		0.01%
Cumulative Aggregate Net Loss Ratio (10)				0.01%		0.04%		0.01%		0.02%
Prepayment Ratio (11)				7.20%		7.64%		10.33%		11.04%
Cumulative Prepayment Ratio (12)				1.41%		18.06%		47.58%		46.34%

10/01/2004-12/31/2004
Total Mortgage Loans at Beginning of Period					12,759	$3,152,809,645.46	7,235	$2,153,238,883.97	1,356	$349,652,959.39
Total Mortgage Loans at End of Period					11,767	$2,955,266,576.63	6,427	$1,891,910,681.46	1,208	$307,521,181.93
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days					280	$63,403,192.85	106	$26,208,245.43	42	$8,846,852.79
60-89 Days					47	$6,452,814.53	21	$5,010,689.27	6	$1,342,017.85
90-119 Days					21	$4,871,362.88	4	$1,081,839.45	0	$0.00
120 Days or More					20	$3,438,543.84	4	$1,160,313.66	4	$1,225,144.49
Total Delinquent Mortgage Loans at End of Period					368	$78,165,914.10	135	$33,461,087.81	52	$11,414,015.13
Delinquency Rate (2)					3.13%	2.64%	2.10%	1.77%	4.30%	3.71%
Foreclosure at End of Period (3)					47	$9,820,306.38	28	$7,844,347.04	12	$2,711,985.73
Foreclosure Ratio (4)					0.40%	0.33%	0.44%	0.41%	0.99%	0.88%
REO at End of Period (3)					17	$2,845,143.44	7	$1,111,892.95	10	$2,066,182.99
REO Ratio (4)					0.14%	0.10%	0.11%	0.06%	0.83%	0.67%
Aggregate Gross Losses (5)						$1,244,219.37		$827,494.42		$663,463.98
Aggregate Subsequent Recoveries/Losses (6)						$1,126,041.30		$389,160.66		$663,463.98
Aggregate Net Losses (7)
Average Net Loss (8)						$40,215.76		$32,430.06		$94,780.57
Aggregate Net Loss Ratio (9)						0.03%		0.00%		0.14%
Cumulative Aggregate Net Loss Ratio (10)						0.02%		0.01%		0.02%
Prepayment Ratio (11)						7.66%		11.69%		10.80%
Cumulative Prepayment Ratio (12)						13.28%		43.18%		45.16%

07/01/2004-09/30/2004
Total Mortgage Loans at Beginning of Period					12,639	$2,979,663,929.43	8,166	$2,466,359,429.95	1,520	$396,143,490.15
Total Mortgage Loans at End of Period					11,627	$2,944,671,576.87	7,235	$2,153,238,883.97	1,356	$349,652,959.39
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days					318	$74,287,166.80	99	$25,110,474.26	31	$8,780,836.08
60-89 Days					62	$14,614,697.09	19	$4,995,758.37	2	$353,472.58
90-119 Days					11	$2,629,614.41	9	$1,805,490.70	2	$587,484.64
120 Days or More					9	$2,463,064.80	6	$1,997,870.70	7	$1,365,799.63
Total Delinquent Mortgage Loans at End of Period					400	$93,994,543.10	133	$33,909,594.03	42	$11,087,592.93
Delinquency Rate (2)					3.44%	3.19%	1.84%	1.57%	3.10%	3.17%
Foreclosure at End of Period (3)					20	$4,285,498.60	38	$11,590,898.12	20	$5,934,950.82
Foreclosure Ratio (4)					0.17%	0.15%	0.53%	0.54%	1.47%	1.70%
REO at End of Period (3)					7	$2,116,163.41	4	$844,241.38	11	$2,795,494.74
REO Ratio (4)					0.06%	0.07%	0.06%	0.04%	0.81%	0.80%
Aggregate Gross Losses (5)						$359,839.05		$750,114.07		$168,672.72
Aggregate Subsequent Recoveries/Losses (6)						$360,170.63		$311,856.31		$168,672.72
Aggregate Net Losses (7)
Average Net Loss (8)						$20,009.48		$34,650.70		$56,224.24
Aggregate Net Loss Ratio (9)						0.00%		0.00%		0.04%
Cumulative Aggregate Net Loss Ratio (10)						0.01%		0.01%		0.01%
Prepayment Ratio (11)						6.34%		12.40%		10.85%
Cumulative Prepayment Ratio (12)						9.19%		37.52%		43.84%

04/01/2004-06/30/2004
Total Mortgage Loans at Beginning of Period					5,606	$1,529,645,628.81	9,480	$2,933,738,006.30	1,774	$478,697,907.72
Total Mortgage Loans at End of Period					9,180	$2,359,333,968.43	8,166	$2,466,359,429.95	1,521	$396,143,490.15
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days					202	$45,358,756.61	127	$35,446,060.45	29	$5,801,769.73
60-89 Days					31	$6,253,647.54	28	$6,617,581.41	6	$1,867,577.85
90-119 Days					18	$4,969,009.31	12	$3,492,628.91	10	$1,889,708.27
120 Days or More					10	$2,605,900.45	7	$2,631,577.61	2	$278,377.87
Total Delinquent Mortgage Loans at End of Period					261	$59,187,313.91	174	$48,187,848.38	47	$9,837,433.72
Delinquency Rate (2)					2.84%	2.51%	2.13%	1.95%	3.09%	2.48%
Foreclosure at End of Period (3)					35	$8,115,379.49	20	$4,786,265.24	28	$7,127,011.55
Foreclosure Ratio (4)					0.38%	0.34%	0.24%	0.19%	1.84%	1.80%
REO at End of Period (3)					10	$1,931,320.49	5	$633,786.07	16	$3,749,347.73
REO Ratio (4)					0.11%	0.08%	0.06%	0.03%	1.05%	0.95%
Aggregate Gross Losses (5)						$295,297.94		$710,746.95		$1,204.35
Aggregate Subsequent Recoveries/Losses (6)						$295,619.66		$275,242.60		$1,204.35
Aggregate Net Losses (7)
Average Net Loss (8)						$22,739.97		$39,320.37		$1,204.35
Aggregate Net Loss Ratio (9)						0.02%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)						0.01%		0.01%		0.00%
Prepayment Ratio (11)						8.95%		15.59%		16.69%
Cumulative Prepayment Ratio (12)						6.46%		30.64%		42.35%

01/01/2004-03/31/2004
Total Mortgage Loans at Beginning of Period					998	$249,860,536.40	10,971	$3,390,464,991.57	2,072	$575,440,644.68
Total Mortgage Loans at End of Period					4,185	$1,136,128,335.74	9,480	$2,933,738,006.30	1,774	$478,697,907.72
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days					108	$25,265,785.22	146	$40,977,976.88	51	$11,076,119.61
60-89 Days					6	$1,092,083.52	32	$8,272,373.27	12	$4,747,299.09
90-119 Days					4	$1,121,216.90	16	$5,077,323.54	5	$1,468,205.14
120 Days or More					4	$1,098,444.58	10	$2,652,572.35	4	$545,124.35
Total Delinquent Mortgage Loans at End of Period					122	$28,577,530.22	204	$56,980,246.04	72	$17,836,748.19
Delinquency Rate (2)					2.92%	2.52%	2.15%	1.94%	4.06%	3.73%
Foreclosure at End of Period (3)					13	$3,017,605.59	10	$2,495,364.67	35	$8,729,022.87
Foreclosure Ratio (4)					0.31%	0.27%	0.11%	0.09%	1.97%	1.82%
REO at End of Period (3)					6	$847,354.30	6	$423,167.95	11	$3,120,915.87
REO Ratio (4)					0.14%	0.07%	0.06%	0.01%	0.62%	0.65%
Aggregate Gross Losses (5)						$0.00		$655,884.53		$1,204.35
Aggregate Subsequent Recoveries/Losses (6)						$0.00		$656,936.88		$1,204.35
Aggregate Net Losses (7)
Average Net Loss (8)						$0.00		$109,489.48		$1,204.35
Aggregate Net Loss Ratio (9)						0.00%		0.02%		0.00%
Cumulative Aggregate Net Loss Ratio (10)						0.00%		0.01%		0.00%
Prepayment Ratio (11)						21.63%		11.34%		16.25%
Cumulative Prepayment Ratio (12)						4.15%		20.35%		39.57%

10/01/2003-12/31/2003
Total Mortgage Loans at Beginning of Period							12,164	$3,572,252,081.76	2,368	$673,371,602.64
Total Mortgage Loans at End of Period							11,522	$3,478,135,919.25	2,072	$575,440,644.68
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days							459	$141,454,579.74	64	$17,378,960.61
60-89 Days							49	$15,593,785.50	8	$3,138,462.50
90-119 Days							12	$3,711,004.34	9	$2,734,366.91
120 Days or More							9	$2,995,229.68	11	$1,842,606.28
Total Delinquent Mortgage Loans at End of Period							529	$163,754,599.26	92	$25,094,396.30
Delinquency Rate (2)							4.59%	4.71%	4.44%	4.36%
Foreclosure at End of Period (3)							14	$1,746,686.39	37	$8,947,805.31
Foreclosure Ratio (4)							0.12%	0.05%	1.79%	1.55%
REO at End of Period (3)							11	$1,630,784.41	7	$2,456,450.21
REO Ratio (4)							0.10%	0.05%	0.34%	0.43%
Aggregate Gross Losses (5)								$48,844.37		$0.00
Aggregate Subsequent Recoveries/Losses (6)								$48,844.37		$0.00
Aggregate Net Losses (7)
Average Net Loss (8)								$24,422.19		$0.00
Aggregate Net Loss Ratio (9)								0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)								0.00%		0.00%
Prepayment Ratio (11)								6.91%		14.16%
Cumulative Prepayment Ratio (12)								11.70%		36.32%

07/01/2003-09/30/2003
Total Mortgage Loans at Beginning of Period							7,208	$2,228,859,718.31	3,012	$901,697,671.65
Total Mortgage Loans at End of Period							11,498	$3,384,071,774.97	2,368	$673,371,602.64
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days							261	$77,397,517.64	57	$14,557,865.80
60-89 Days							37	$10,311,873.42	23	$6,215,077.14
90-119 Days							8	$2,402,884.97	5	$1,325,915.85
120 Days or More							5	$1,007,318.41	5	$1,555,553.04
Total Delinquent Mortgage Loans at End of Period							311	$91,119,594.44	90	$23,654,411.83
Delinquency Rate (2)							2.70%	2.69%	3.80%	3.51%
Foreclosure at End of Period (3)							31	$3,850,237.70	30	$7,391,835.79
Foreclosure Ratio (4)							0.27%	0.11%	1.27%	1.10%
REO at End of Period (3)							7	$983,799.91	1	$591,867.85
REO Ratio (4)							0.06%	0.03%	0.04%	0.09%
Aggregate Gross Losses (5)								$47,158.87		$0.00
Aggregate Subsequent Recoveries/Losses (6)								$47,158.87		$0.00
Aggregate Net Losses (7)
Average Net Loss (8)								$47,158.87		$0.00
Aggregate Net Loss Ratio (9)								0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)								0.00%		0.00%
Prepayment Ratio (11)								8.56%		24.83%
Cumulative Prepayment Ratio (12)								6.99%		33.01%

04/01/2003-06/30/2003
Total Mortgage Loans at Beginning of Period							3,609	$1,096,701,386.35	3,703	$1,162,882,251.49
Total Mortgage Loans at End of Period							7,009	$2,127,701,520.05	3,013	$901,946,281.49
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days							59	$17,457,267.03	62	$16,417,820.43
60-89 Days							4	$961,106.79	15	$2,431,599.45
90-119 Days							0	$0.00	9	$2,815,674.62
120 Days or More							0	$0.00	11	$4,459,086.83
Total Delinquent Mortgage Loans at End of Period							63	$18,418,373.82	97	$26,124,181.33
Delinquency Rate (2)							0.90%	0.87%	3.22%	2.90%
Foreclosure at End of Period (3)							0	$0.00	18	$5,003,986.63
Foreclosure Ratio (4)							0.00%	0.00%	0.60%	0.55%
REO at End of Period (3)							0	$0.00	1	$32,810.34
REO Ratio (4)							0.00%	0.00%	0.03%	0.00%
Aggregate Gross Losses (5)								$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)								$0.00		$0.00
Aggregate Net Losses (7)
Average Net Loss (8)								$0.00		$0.00
Aggregate Net Loss Ratio (9)								0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)								0.00%		0.00%
Prepayment Ratio (11)								7.18%		22.01%
Cumulative Prepayment Ratio (12)								3.54%		25.22%

01/01/2003-03/31/2003
Total Mortgage Loans at Beginning of Period							772	$171,090,384.63	6,627	$1,750,060,044.85
Total Mortgage Loans at End of Period							1,709	$360,117,582.47	4,321	$1,266,844,490.09
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days							26	$5,795,234.20	141	$37,744,846.67
60-89 Days							0	$0.00	17	$6,674,677.67
90-119 Days							0	$0.00	10	$1,469,883.62
120 Days or More							0	$0.00	14	$3,196,732.87
Total Delinquent Mortgage Loans at End of Period							26	$5,795,234.20	182	$49,086,140.83
Delinquency Rate (2)							1.52%	1.61%	4.21%	3.87%
Foreclosure at End of Period (3)							0	$0.00	12	$3,142,008.09
Foreclosure Ratio (4)							0.00%	0.00%	0.28%	0.25%
REO at End of Period (3)							0	$0.00	0	$0.00
REO Ratio (4)							0.00%	0.00%	0.00%	0.00%
Aggregate Gross Losses (5)								$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)								$0.00		$0.00
Aggregate Net Losses (7)
Average Net Loss (8)								$0.00		$0.00
Aggregate Net Loss Ratio (9)								0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)								0.00%		0.00%
Prepayment Ratio (11)								2.06%		11.13%
Cumulative Prepayment Ratio (12)								0.97%		16.33%

10/01/2002-12/31/2002
Total Mortgage Loans at Beginning of Period									5,607	$1,255,232,520.26
Total Mortgage Loans at End of Period									6,627	$1,750,060,044.85
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days									134	$29,460,577.65
60-89 Days									35	$9,638,692.05
90-119 Days									9	$2,406,392.14
120 Days or More									7	$1,903,910.02
Total Delinquent Mortgage Loans at End of Period									185	$43,409,571.86
Delinquency Rate (2)									2.79%	2.48%
Foreclosure at End of Period (3)									7	$1,655,228.36
Foreclosure Ratio (4)									0.11%	0.09%
REO at End of Period (3)									0	$0.00
REO Ratio (4)									0.00%	0.00%
Aggregate Gross Losses (5)										$0.00
Aggregate Subsequent Recoveries/Losses (6)										$0.00
Aggregate Net Losses (7)
Average Net Loss (8)										$0.00
Aggregate Net Loss Ratio (9)										0.00%
Cumulative Aggregate Net Loss Ratio (10)										0.00%
Prepayment Ratio (11)										11.00%
Cumulative Prepayment Ratio (12)										9.56%

07/01/2002-09/30/2002
Total Mortgage Loans at Beginning of Period									5,198	$1,013,010,958.20
Total Mortgage Loans at End of Period									5,992	$1,239,040,318.80
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days									115	$23,547,635.12
60-89 Days									25	$3,792,323.23
90-119 Days									10	$2,481,149.12
120 Days or More									4	$816,210.02
Total Delinquent Mortgage Loans at End of Period									154	$30,637,317.49
Delinquency Rate (2)									2.57%	2.47%
Foreclosure at End of Period (3)									1	$83,024.74
Foreclosure Ratio (4)									0.02%	0.01%
REO at End of Period (3)									0	$0.00
REO Ratio (4)									0.00%	0.00%
Aggregate Gross Losses (5)										$0.00
Aggregate Subsequent Recoveries/Losses (6)										$0.00
Aggregate Net Losses (7)
Average Net Loss (8)										$0.00
Aggregate Net Loss Ratio (9)										0.00%
Cumulative Aggregate Net Loss Ratio (10)										0.00%
Prepayment Ratio (11)										8.51%
Cumulative Prepayment Ratio (12)										7.32%

04/01/2002-06/30/2002
Total Mortgage Loans at Beginning of Period									4,574	$843,285,839.81
Total Mortgage Loans at End of Period									5,138	$1,000,966,508.06
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days									106	$19,952,939.18
60-89 Days									8	$2,206,736.05
90-119 Days									0	$0.00
120 Days or More									2	$109,588.63
Total Delinquent Mortgage Loans at End of Period									116	$22,269,263.86
Delinquency Rate (2)									2.26%	2.22%
Foreclosure at End of Period (3)									1	$207,893.66
Foreclosure Ratio (4)									0.02%	0.02%
REO at End of Period (3)									0	$0.00
REO Ratio (4)									0.00%	0.00%
Aggregate Gross Losses (5)										$0.00
Aggregate Subsequent Recoveries/Losses (6)										$0.00
Aggregate Net Losses (7)
Average Net Loss (8)										$0.00
Aggregate Net Loss Ratio (9)										0.00%
Cumulative Aggregate Net Loss Ratio (10)										0.00%
Prepayment Ratio (11)										4.52%
Cumulative Prepayment Ratio (12)										3.97%

01/01/2002-03/31/2002
Total Mortgage Loans at Beginning of Period									836	$178,965,710.23
Total Mortgage Loans at End of Period									3,217	$609,552,057.49
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days									37	$8,199,838.67
60-89 Days									1	$116,533.21
90-119 Days									0	$0.00
120 Days or More									0	$0.00
Total Delinquent Mortgage Loans at End of Period									38	$8,316,371.88
Delinquency Rate (2)									1.18%	1.36%
Foreclosure at End of Period (3)									0	$0.00
Foreclosure Ratio (4)									0.00%	0.00%
REO at End of Period (3)									0	$0.00
REO Ratio (4)									0.00%	0.00%
Aggregate Gross Losses (5)										$0.00
Aggregate Subsequent Recoveries/Losses (6)										$0.00
Aggregate Net Losses (7)
Average Net Loss (8)										$0.00
Aggregate Net Loss Ratio (9)										0.00%
Cumulative Aggregate Net Loss Ratio (10)										0.00%
Prepayment Ratio (11)										6.95%
Cumulative Prepayment Ratio (12)										2.00%

10/01/2001-12/31/2001
Total Mortgage Loans at Beginning of Period
Total Mortgage Loans at End of Period
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days
60-89 Days
90-119 Days
120 Days or More
Total Delinquent Mortgage Loans at End of Period
Delinquency Rate (2)
Foreclosure at End of Period (3)
Foreclosure Ratio (4)
REO at End of Period (3)
REO Ratio (4)
Aggregate Gross Losses (5)
Aggregate Subsequent Recoveries/Losses (6)
Aggregate Net Losses (7)
Average Net Loss (8)
Aggregate Net Loss Ratio (9)
Cumulative Aggregate Net Loss Ratio (10)
Prepayment Ratio (11)
Cumulative Prepayment Ratio (12)

* If the cut-off date for a prior securitized pool occurs after the beginning of the specified period, then such cut-off date is deemed to be the beginning of the specified period for such prior securitized pool.

(1) The indicated periods of delinquency reflect the number of days past due, based on a 30-day month. No mortgage loan is considered delinquent for the purpose of this table until one month has passed after the related due date. Any mortgage loan with respect to which the servicer has arranged a schedule for payment of any delinquent installments may be considered delinquent for the purpose of this table even if the mortgage loan is current under such schedule. A mortgage loan is no longer considered delinquent once foreclosure proceedings have begun.

(2) Total delinquent mortgage loans, expressed as a percentage of total mortgage loans at the end of the specified period.

(3) Includes mortgage loans for which foreclosure proceedings had been instituted or for which the related property had been acquired as of the end of the specified period.

(4) Foreclosures and REO, expressed as a percentage of total mortgage loans at the end of the specified period.

(5) The aggregate Gross Losses for the mortgage loans that were liquidated during the specified period. As used in this table, Gross Loss means, for each mortgage loan that was liquidated during the specified period, the excess, if any, of (a) the sum of (i) the outstanding principal balance of the mortgage loan immediately before liquidation plus accrued interest not previously paid or advanced and (ii) all previously unreimbursed advances of principal, interest or reimbursable servicing expenses with respect to the mortgage loan that were reimbursed in connection with such liquidation over (b) all amounts received in connection with the liquidation of the mortgage loan, including insurance such as primary mortgage insurance or ordinary hazard insurance)
available solely for the mortgage loan or the related mortgaged property.

(6) As used in this table, Aggregate Subsequent Recoveries/Losses means the aggregate Subsequent
Recoveries received by the servicer during the specified period, reduced by the aggregate Subsequent
Losses incurred during the specified period (expressed as a negative number in the event that the aggregate Subsequent Losses exceed the aggregate Subsequent Recoveries). As used in this table, with respect to each mortgage loan that was liquidated during or prior to the specified period,
Subsequent Recoveries means any amounts received by the servicer with respect to such mortgage loan after such mortgage loan was liquidated, and Subsequent Losses means any reimbursable servicing expenses with respect to such mortgage loan that were reimbursed after such mortgage loan was liquidated.

(7) As used in this table, Aggregate Net Losses means the aggregate Gross Losses for the mortgage loans that were liquidated during the specified period, reduced by (or, if Aggregate Subsequent
Recoveries/Losses is a negative number, increased by) Aggregate Subsequent Recoveries/Losses for the specified period.

(8) The average Net Loss on the mortgage loans that were liquidated and that experienced a Gross
Loss during the specified period. As used in this table, Net Loss means, for each mortgage loan that experienced a Gross Loss, such Gross Loss, reduced by any Subsequent Recoveries received for such mortgage loan during the specified period, and increased by any
Subsequent Losses incurred with respect to such mortgage loan during the specified period.

(9) Aggregate Net Losses, expressed as a percentage of total mortgage loans at the beginning of the specified period.

(10) The sum of Aggregate Net Losses for the specified period and for all prior periods since the pool cut-off date, expressed as a percentage of total mortgage loans as of the pool cut-off date.

(11) The sum of (a) the aggregate amount of prepayments in full on the mortgage loans including liquidations) from the 15th day of the first calendar month of the specified period (or, if the specified period is the first period since the pool cut-off date, then from the pool cut-off date) through the 14th day of the calendar month immediately succeeding the specified period and (b) the aggregate amount of partial prepayments on the mortgage loans during the specified period, such sum expressed as a percentage of the aggregate principal balance of the mortgage loans as of the first day of the specified period (after deducting the scheduled principal payments due on or before that date, partial prepayments received before that date and prepayments in full received on or before the 14th day of the first calendar month of the specified period).

(12) The sum of (a) the aggregate amount of prepayments in full on the mortgage loans including liquidations) from the pool cut-off date through the 14th day of the calendar month immediately succeeding the specified period and (b) the aggregate amount of partial prepayments on the mortgage loans from the pool cut-off date through the last day the specified period, such sum expressed as a percentage of the aggregate principal balance of the mortgage loans as of the pool cut-off date (after deducting the scheduled principal payments due on or before that date, partial prepayments received before that date and prepayments in full received before that date).